Rule 497(e)

File Nos. 333-194100 and 811-08183

SCHWAB ADVISOR CHOICE VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated March 23, 2018

to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017.

Portfolio Closures

Effective May 1, 2018, the following Portfolios (the “Closed Portfolios”) will close to new investors and new Contributions:

Alger Large Cap Growth Portfolio (Class I-2 Shares)

Templeton Foreign VIP Fund (Class 2 Shares)

Touchstone Bond Fund

Touchstone Common Stock Fund

Effective May 1, 2018, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolios should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2018, any allocations made to the Sub-Accounts for the Closed Portfolios will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.

REG101763-00

00209317